UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2018

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On March 15, 2018, The AES Corporation (the “Company” or “AES”) announced the results of the early settlement of its tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding 8.00% senior notes due 2020 (the “2020 Notes”) and 7.375% senior notes due 2021 (the “2021 Notes,” and, together with the 2020 Notes, the “Notes”). In conjunction with the Tender Offer, AES also commenced a solicitation of consents (the “Consent Solicitation” and, collectively with the Tender Offer, the “Offer”) to amend the indenture governing the Notes to shorten the notice requirements for optional redemption with respect to each series of the Notes from thirty days to three business days (the “Proposed Amendments”).

In connection with the Tender Offer, AES received the requisite consents of holders of each series of the Notes, and entered into a Twenty-Third Supplemental Indenture dated March 15, 2018 between the Company and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee (the “Trustee”), to amend the indenture governing the Notes to give effect to the Proposed Amendments (the “Supplemental Indenture”).

AES previously announced that it completed on March 15, 2018 its offering of $500,000,000 aggregate principal amount of its 4.000% Senior Notes due 2021 and $500,000,000 million aggregate principal amount of its 4.500% senior notes due 2023. AES used a portion of the net proceeds from the offering to finance the early settlement of the Offer and intends to use the remaining proceeds to retire outstanding indebtedness and for general corporate purposes.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Twenty-Third Supplemental Indenture, dated March 15, 2018, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Vincent W. Mathis
Name:	Vincent W. Mathis
Title:	Vice President, General Counsel Operations

Date: March 16, 2017